UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 17, 2008

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 17, 2008, WellCare Health Plans, Inc. (the “Registrant”) received an executed Contract (#H2491) between the Centers for Medicare & Medicaid Services and WellCare Health Insurance of Arizona, Inc. (“WC AZ”), a wholly-owned subsidiary of the Registrant, pursuant to which WC AZ will offer Medicare Advantage coordinated care plans in Hawaii commencing January 1, 2009 for a one-year period.  A copy of this contract is attached as Exhibit 10.1 to this Current Report on Form 8-K.

In addition, on December 18, 2008, the Registrant received an executed amendment no. 1 (“Amendment 1”) to Contract No. C-022813 (the “CHPlus Contract”) between the State of New York, acting by and through the New York State Department of Health, and WellCare of New York, Inc., a wholly-owned subsidiary of the Registrant (“WellCare NY”), pursuant to which WellCare NY participates in the New York State Child Health Plus program.  Among other things, Amendment 1 to the CHPlus Contract increases the income eligibility levels for subsidized Child Health Plus enrollment from 250 percent of the non-farm federal poverty level to 400 percent of the non-farm federal poverty level, effective September 1, 2008.  A copy of Amendment 1 is attached as Exhibit 10.2 to this Current Report on Form 8-K.

The foregoing descriptions do not purport to be a complete statement of the parties’ rights and obligations under the above-described agreement or the above-described amendment.  The above descriptions are qualified in their entirety by reference to the agreement and the amendment.

In the interest of providing interested parties with full access to its federal, state and county contracts, the Company has elected to file such contracts with the U.S. Securities and Exchange Commission.  The Company does not believe that its business is substantially dependent on many of these contracts when each is taken individually.

Item 9.01                      Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired.

None.

(b)   Pro Forma Financial Information.

None.

(c)   Shelf Company Transaction.

None.

(d)   Exhibits.

The following exhibits are filed as part of this report:

10.1	Contract (#H2491) between the Centers for Medicare & Medicaid Services and WellCare Health Insurance of Arizona, Inc.
10.2	Amendment 1 to Child Health Plus Contract No. C-022813 between the New York Department of Health and WellCare of New York, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2008	WELLCARE HEALTH PLANS, INC. /s/ Heath Schiesser
Heath Schiesser
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Contract (#H2491) between the Centers for Medicare & Medicaid Services and WellCare Health Insurance of Arizona, Inc.
10.2	Amendment 1 to Child Health Plus Contract No. C-022813 between the New York Department of Health and WellCare of New York, Inc.